CONDUCTOR GLOBAL EQUITY VALUE FUND

Class A RAALX

Class C RACLX

Class I RAILX

A Series of Two Roads Shared Trust

Supplement dated September 27, 2016
to the Class A, Class C and Class I Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated February 29, 2016

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This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective October 1, 2016, the contractual management fee that IronHorse Capital LLC, the Fund’s investment adviser, receives from the Conductor Global Equity Value Fund (the “Fund”) is reduced from 1.50% to 1.25% of the Fund’s average daily net assets. All references to the Fund’s management fees in the Prospectus and SAI are updated accordingly.

In addition, effective October 1, 2016, the Fund’s “Fees and Expenses” and “Example” tables on page 1 of the Prospectus are restated to reflect this reduction as follows:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and the section entitled How to Purchase Shares in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.69%	0.69%	0.69%
Acquired Fund Fees and Expenses(1)	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	2.27%	3.02%	2.02%
Expense Waiver(3)	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Expense Waiver	2.23%	2.98%	1.98%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The operating expenses in the fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investing companies.
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(3)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2017, with respect to the Class A, Class C and Class I shares, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 2.15%, 2.90%, and 1.90% f average daily net assets attributable to Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.
(4)	Expense information in the table has been restated to reflect current fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$788	$1,240	$1,717	$3,028
Class C	$301	$929	$1,583	$3,334
Class I	$201	$630	$1,084	$2,345

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the existing Prospectus and SAI, each dated February 29, 2016, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-GO-RAILX (1-844-467-2459).